Exhibit 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

BLUE SPHERE CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

UNITS

OFFSHORE RESIDENT SUBSCRIBERS

INSTRUCTIONS TO PURCHASER

1.	The purchaser is to complete all the information in the boxes on page 1 and sign where indicated with an “X”.

2.           All other information must be filled in where appropriate.

3.	By signing this acceptance, the Company agrees to be bound by the terms of this subscription agreement.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	BLUE SPHERE CORP. (the “Company”), of 35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500

Subject and pursuant to the terms set out in the Terms beginning on the next page, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at the following price:

Units
US$0.50 per Unit for a total purchase price of US $
The Purchaser owns, directly or indirectly, the following securities of the Company:

[Check if applicable] The Purchaser is an insider of the Company or a member of the professional group

The Purchaser directs the Company to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______ day of _____________, 2010.  By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)
X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

Address of Witness	Name of Purchaser (please print)

Name of authorized signatory (please print)
Accepted this _____ day of ____________, 2010
BLUE SPHERE CORP..	Address of Purchaser (residence)
Per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No/Business No..:

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PURCHASE OF UNITS

1.	SUBSCRIPTION

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase units (the “Units”) of the Company at a price of $0.50 per Unit (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price as set out on the signature page of this Subscription Agreement (the “Subscription Proceeds”) which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 Each Unit will consist of one common share in the capital of the Company (each, a “Share”) and one common share purchase warrant (each, a “Warrant”) subject to adjustment. Each Warrant shall entitle the holder thereof to purchase one common share in the capital of the Company (each, a “Warrant Share”), as presently constituted, for a period of two years commencing from the Closing Date (defined herein) at an exercise price of $0.60 per Warrant Share.  Certificates representing the Warrants will be in the form attached as Exhibit B hereto.  The Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

1.3 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Units to the Subscriber.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.4 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft, and made payable and delivered to the Company.  Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request.  If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 45 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1 The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement along with payment of the Subscription.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

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3.3 Both parties to this Subscription Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Company and Clark Wilson LLP have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.	CONDITIONS AND CLOSING

4.1 Closing of the purchase and sale of the Shares shall occur on or before June 30, 2010, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”).  The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date.  The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

4.2 The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Subscription Agreement.

5.	ACKNOWLEDGEMENTS AND AGREEMENTS OF SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)
the decision to execute this Subscription Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation;

(d)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

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(f)
the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(g)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(h)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(i)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(j)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(k)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(l)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(m)	there is no government or other insurance covering any of the Securities; and

(n)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

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(c)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(e)	the Subscriber has received and carefully read this Subscription Agreement;

(f)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(g)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)
is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

(iv)	represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(h)
the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(j)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

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(k)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(l)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(m)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(o)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(p)
the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(q)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)
the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(s)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(t)
the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

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(u)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(v)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

6.2 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

       The Subscriber acknowledges that the representations and warranties contained herein, if applicable, are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein, if applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	ACKNOWLEDGEMENT AND WAIVER

       The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.	LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

9.1 The Subscriber hereby consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement such legend to be substantially as follows:

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“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	RESALE RESTRICTIONS

       The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11.	COLLECTION OF PERSONAL INFORMATION

11.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11.2 Furthermore, the Subscriber is hereby notified that:

(a)
the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities,

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(b)	such information is being collected indirectly by the provincial securities commission under the authority granted to it in securities legislation, and

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Canada.

12.	COSTS

        The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

13.	GOVERNING LAW

       This Subscription Agreement is governed by the laws of the state of Nevada.

14.	CURRENCY

        Any reference to currency in this Subscription Agreement is to the currency of the United States of America unless otherwise indicated.

15.	SURVIVAL

        This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.	ASSIGNMENT

        This Subscription Agreement is not transferable or assignable.

17.	SEVERABILITY

        The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18.	ENTIRE AGREEMENT

        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.	NOTICES

        Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

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Blue Sphere Corp.
35 Asuta St., P.O.B 857
Even Yehuda, Israel 40500

Attention: President

20.	COUNTERPARTS AND ELECTRONIC MEANS

        This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed the execution page of this Subscription Agreement as of the date of acceptance by the Company.

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SCHEDULE A

FORM OF WARRANT

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THIS WARRANT CERTIFICATE IS VOID IF NOT EXERCISED ON OR BEFORE

5:00 P.M. (ISRAEL TIME) ON __________, 2012

WARRANT CERTIFICATE

BLUE SPHERE CORPORATION
(Incorporated under the laws of Nevada)

WARRANT CERTIFICATE NO. __________	_______________ WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each Warrant represented hereby.

THIS IS TO CERTIFY THAT ___________________________________ (hereinafter referred to as the "holder" or the "Warrant Holder") is entitled to acquire for each Warrant represented hereby, in the manner and subject to the conditions, restrictions and adjustments set forth herein, at any time and from time to time until 5:00 p.m. (Israel time) (the "Expiry Time") on _______________, one fully paid and non-assessable common share ("Common Share") in the capital of Blue Sphere Corp. (the "Company").

This Warrant may only be exercised at the business office of the Corporation at 35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500.  This Warrant is issued subject to the terms and conditions appended hereto as Appendix "A".

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by a duly authorized officer.

DATED for reference this _____ day of _______________, 2010.

BLUE SPHERE CORP.

Per:         _____________________________________
Authorized Signatory

(See terms and conditions attached hereto)

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APPENDIX A

TERMS AND CONDITIONS dated _______________, 20__, attached to the Warrants issued by Blue Sphere Corp..

1.	INTERPRETATION

1.1   Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)
“Company” means Blue Sphere Corp., until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)
“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)
“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Warrant Holders” or “Holders” means the holders of the Warrants; and

(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2   Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3   Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4   Applicable Law

The Warrant and the terms hereof are governed by the laws of the State of Nevada.  The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

Blue Sphere Corp. – Subscription Agreement	Page -12

2.	ISSUE OF WARRANTS

2.1   Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2   Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in substitution for Lost Warrants

(a)
In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its sole discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)
The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its sole discretion, and will pay the reasonable charges of the Company in connection therewith.

20.2   Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE

3.1   Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2   Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company on the first page of this Warrant or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Blue Sphere Corp. – Subscription Agreement	Page -13

4.	EXERCISE OF WARRANTS

4.1   Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2   Effect of Exercise of Warrants

a)
Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

b)
Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3   Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4   Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5   Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6   Time of Essence

Time will be of the essence hereof.

4.7   Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of US$0.60.  One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Blue Sphere Corp. – Subscription Agreement	Page -14

4.8   Adjustment of Exercise Price

c)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)
if and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(ii)
in case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 4.8 relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Section 4.8 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

d)
The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9   Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America or chartered accountants in Canada that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	WAIVER OF CERTAIN RIGHTS – IMMUNITY OF SHAREHOLDERS, ETC.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	MODIFICATION OF TERMS, ETC.

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

Blue Sphere Corp. – Subscription Agreement	Page -15

FORM OF SUBSCRIPTION

TO:	Blue Sphere Corp.

35 Asuta St., P.O.B 857

Even Yehuda, Israel 40500

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the “Shares”) of Blue Sphere Corp. (the “Company”) pursuant to the within Warrants at US$0.60 per Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in section 6.1 of the Subscription Agreement between the Company and the undersigned pursuant to which these Warrants were issued are true and accurate.  If the undersigned is not the original Subscriber of the Warrants the undersigned agrees to provide such representations and warranties as may be reasonably requested by the Company prior to issuance of the Shares.

The undersigned hereby directs that the Shares be registered as follows:
NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________  day of __________________ , ______.

In the presence of:

Signature of Warrant Holder	Signature of Witness

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.  In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.  If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.